UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 29, 2015

Date of Report (Date of earliest event reported)

Premier Exhibitions, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	000-24452	20-1424922
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia	30326
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 842-2600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 4, 2015, Premier Exhibitions, Inc. filed a Form 8-K (the “Original 8-K”) to report that on November 1, 2015 (the “Closing”) the previously announced proposed business combination contemplated by the Merger Agreement entered into as of April 2, 2015 (the “Merger Agreement”), by and among Premier Exhibitions, Inc., a Florida corporation (the “Company”), Dinoking Tech Inc., a company existing under the laws of the Province of British Columbia (“Dinoking”), 1032403 B.C. Ltd., a company existing under the laws of the Province of British Columbia and wholly-owned subsidiary of the Company (“Exchangeco”), and Mr. Daoping Bao and Ms. Nancy Brenner, the shareholders of Dinoking (the “Dinoking Shareholders”) (as described in the Merger Agreement, the “Merger” or the “Transaction”) was completed.

Pursuant to the Merger Agreement, at the Closing the Company acquired all of the outstanding shares of Dinoking for total consideration of 1,434,720 shares of Exchangeco (“Exchangeable Shares”). The Exchangeable Shares are exchangeable for an aggregate of 1,434,720 shares of common stock of the Company pursuant to the terms of such shares and that certain Support Agreement entered into between the Company and Exchangeco at the Closing.  The Company also issued to each of the Dinoking shareholders one share of a separate class of stock of the Company that provides for voting rights in the Company equal to the number of Exchangeable Shares held by such Dinoking shareholder (“Special Voting Shares”).

The Company has also agreed to future contingent payments to the Dinoking shareholders of up to an aggregate of approximately $8.6 million (the “Future Contingent Payments”) payable in either cash or shares of common stock of the Company upon the satisfaction of certain events by Dinoking or the execution by Dinoking of specified exhibition and joint venture agreements with third parties meeting the requirements set forth in that certain Success Payment Agreement, dated April 2, 2015, by and among the Company, Mr. Bao and Ms. Brenner, filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.2 (the “Success Payment Agreement”) to the Company’s Current Report on Form 8-K, filed with the SEC on April 8, 2015.

On April 11, 2016, the Audit Committee of the Company, with the Board of Directors and management of the Company, concluded that certain previously issued financial statements of Dinoking Tech Inc. included in the Company’s Proxy Statement dated September 16, 2015 in connection with the Merger should no longer be relied upon because of an error in such financial statements as addressed in ASC Topic 840 (Leases) and Subtopic 605-25 (Accounting for Multiple Element Arrangements).

The restatement is a result of the interpretation and application of lease accounting standards in Dinoking Tech, Inc. financials pre-merger, and the general result of the preliminary estimated restatement is to decrease income during fiscal years 2013 and 2014, and increase income for the first nine months of 2015 and for future periods. All numbers reported are in Canadian dollars.

For fiscal year 2013, the restatement reduced reported revenues of Dinoking Tech, Inc. for that period from Cdn$6.4 million to Cdn$5.4 million; reduced cost of sales from Cdn$2.5 million to Cdn$1.6 million; and reduced operating income from Cdn$1.0 million to Cdn$0.7 million. For fiscal year 2014, the restatement reduced reported revenues of Dinoking Tech, Inc. for that period from Cdn$11.1 million to Cdn$6.0 million; reduced cost of sales from Cdn$1.6 million to Cdn$1.0 million; and reduced operating income from Cdn$6.5 million to Cdn$2.1 million.

The purpose of this amendment to the Original 8-K is to (a) provide the restated historical financial statements of Dinoking required by Item 9.01(a) of Form 8-K, to replace financial statements in the Original 8-K incorporated by reference to the Company’s definitive proxy statement dated September 16, 2015, (b) provide additional historical financial statements of Dinoking required by Item 9.01(a) of Form 8-K as of September 30, 2015, which information was excluded from the Original 8-K in reliance upon Item 9.01(a)(4) of Form 8-K, (c) provide revised pro forma financial information required by Item 9.01(b) of Form 8-K as of December 31, 2014, which information in the Original 8-K was incorporated by reference to the Company’s definitive proxy statement dated September 16, 2015, and (d) provide additional pro forma financial information required by Item 9.01(b) of Form 8-K as of September 30, 2015, which information was excluded from the Original 8-K in reliance upon Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The amended and restated audited consolidated financial statements of Dinoking Tech, Inc. as of December 31, 2013 and 2014 and for the years ended December 31, 2013 and 2014, the unaudited consolidated financial statements of Dinoking Tech, Inc. as of September 30, 2015, and the accompanying notes thereto are included as Exhibit 99.1 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The following Unaudited Pro Forma Condensed Combined Financial Statements required pursuant to Item 9.01(b) of Form 8-K are included as Exhibit 99.2 hereto and are incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2015;

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2014 and the nine months ended September 30, 2015; and

(iii)	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d)	Exhibits

Exhibit No.	Description
23.1*	Consent of Independent Registered Public Accounting Firm

99.1*	Audited Consolidated Financial Statements of Dinoking Tech, Inc. as of December 31, 2013 and 2014 and for the years ended December 31, 2013 and 2014, Unaudited Consolidated Financial Statements of Dinoking Tech, Inc. as of September 30, 2015, and the accompanying notes thereto.

99.2*	Unaudited Pro Forma Condensed Combined Financial Statements as of September 30, 2015 and for the year ended December 31, 2014, and the accompanying notes thereto.

*	Filed herewith

Forward-Looking Statements

This Report contains both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “foresee,” “likely,” “may,” “will,” “would” or other words or phrases with similar meanings. Similarly, statements that describe our objectives, plans or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, general economic conditions, public tastes and demand, competition, the availability of venues, the results of certain legal matters described herein, governmental regulation and the efforts of co-sponsors and joint venture participants. Because they are forward-looking, such statements should be evaluated in light of important risk factors and uncertainties. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in our annual report on Form 10-K for the fiscal year ended February 29, 2015 filed with the Securities and Exchange Commission on May 29, 2015. All forward-looking statements speak only as of the date of this release or as of the date they are made, and the Company does not undertake to update any forward-looking statements as a result of new information or future events or developments unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.

By:	/s/ Michael Little
Michael Little
Chief Financial Officer and
Chief Operating Officer

Date: May 5, 2016